                                                              Exhibit 99.906Cert

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Certified Shareholder Report of Registered Management Investment Companies of The Needham Funds, Inc. (the "Fund") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, John C. Michaelson, President of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                                    By:    /s/ John C. Michaelson
                                           -------------------------------------
                                           John C. Michaelson
                                           President (Principal Executive
                                           Officer)


                                    Dated: August 24, 2004
                                           -------------------------------------


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Certified Shareholder Report of Registered Management Investment Companies of The Needham Funds, Inc. (the "Fund") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Glen W. Albanese, Treasurer and Secretary of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                                    By:    /s/ Glen W. Albanese
                                           -------------------------------------
                                           Glen W. Albanese
                                           Treasurer and Secretary (Principal
                                           Financial Officer)


                                    Dated: August 24, 2004
                                           -------------------------------------


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.